Q1 2015 Earnings Presentation May 14, 2015 Exhibit 99.2

│ Disclaimer 2 Forward Looking Statements This presentation may contain forward looking statements for the purposes of the safe harbor provision under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “expect,” “anticipate,” “may,” “intends,” “believes,” “estimate,” “project,” and other similar expressions. Such statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from these forward looking statements. These factors include, but are not limited to, the factors described in OMAM’s filings made with the Securities and Exchange Commission, including our Form 10-K, as filed with the SEC on March 30, 2015, under the heading “Risk Factors.” Any forward-looking statements in this presentation are based on assumptions as of today and we undertake no obligation to update these statements as a result of new information or future events. We urge you not to place undue reliance on any forward-looking statements. Non-GAAP Financial Measures This presentation may contain non-GAAP financial measures. A reconciliation of GAAP to non- GAAP measures is included in the appendix to this presentation.

│ • Q1’15 ENI of $0.31 per share up 15% over Q1’14 ENI of $0.27 per share • Q1’15 pre-tax ENI of $51 million up 18% over Q1’14 pre-tax ENI of $43 million • AUM of $224 billion up 10% over Q1’14 and 1% over 12/31/14 • Net Client Cash Flows of $(212) million for Q1’15 yield positive annualized revenue impact of $11.3 million ‒ Concentration of inflows in higher fee products ‒ Derived Average Weighted NCCF would equal $3.3 billion in Q1’15 v. $(0.9) billion in Q1’14 and $6.1 billion in Q4’14 • Long-term investment performance remains strong with strategies representing 55%, 70% and 77% of revenue outperforming benchmark on a 1-, 3-, and 5-yr basis • Partnership pipeline continues to be active Overview and Highlights 3 Please see definitions and additional notes. ___________________________________________________________

│ Growth Strategy 4 OMAM’s multi-boutique model is well positioned for growth, with four key areas of focus… Please see definitions and additional notes. Global Distribution New Partnerships Collaborative Organic Growth (Growth and Seed / Co-Investment Capital) Core Affiliate Growth (Investment Performance and Net Client Cash Flows) OMAM’s Aligned Partnership Model - Affiliate-level employee ownership - Long-term perspective - Talent management - Operating autonomy - At-scale Affiliates - Profit-sharing model Four Key Growth Areas Unique Partnership Approach Provides Stability and the Foundation For Growth Multi-Boutique Value Proposition Drives Incremental Growth Opportunities ___________________________________________________________

│ AUM Progression and Mix 5 Please see definitions and additional notes. Net Flows AUM at Period End Market Appreciation and Other As % of BoP AUM AUM Progression (Last 12 Months) $203.1 $224.0 $10.3 $10.6 $150 $170 $190 $210 $230 Q1'14 Q1'15 5.1% 5.2% $B AUM Progression (1st Quarter) $220.8 $224.0 $(0.2) $3.4 $150 $170 $190 $210 $230 Q4'14 Q1'15 $B -0.1% 1.5% AUM Mix (3/31/15) AUM AUM by Asset Class $B % Total U.S. Equity $86 38% Alternative, Real Estate & Timber 35 16% International Equity 35 15% Global Equity 30 14% Emerging Markets Equity 23 10% Fixed Income 15 7% Total $224 100% AUM AUM by Affiliate $B % Total $73 33% 98 43% 7 3% 4 2% 27 12% 2 1% 13 6% Total $224 100% ___________________________________________________________

│ 42 39 42 42 40 35 41 44 40 43 46 44 47 44 37 34 35 41 40 38 41 38 36 38 38 30 Net Client Cash Flows and Revenue Impact 6 (1) Annualized revenue impact of net flows represents the difference between annualized management fees expected to be earned on new accounts and net assets contributed to existing accounts, less the annualized management fees lost on terminated accounts or net assets withdrawn from existing accounts, including equity-accounted Affiliates. Annualized revenue is calculated by multiplying the annual gross fee rate for the relevant account by the net assets gained in the account in the event of a positive flow or the net assets lost in the account in the event of an outflow. AUM Net Client Cash Flows (“NCCF”) Revenue Impact of NCCF(1) $B $M 2014A 2012A 2013A $10.5 $0.4 $9.5 2014A 2012A 2013A $42.5 $11.2 $54.5 2015 2015 $(0.2) $11.3 $1.3 $(1.3) $0.3 $2.9 $3.4 $2.6 $1.7 $4.9 $(0.9) $5.5 $5.8 $6.1 $3.3 Derived Average Weighted NCCF ($b)(2) (2) Derived Average Weighted NCCF reflects the implied NCCF if annualized revenue represents asset flows at the weighted fee rate for OMAM overall (ie 34 bps in Q1’15). For example, NCCF annualized revenue impact of $11.3m divided by average weighted fee rate of OMAM’s overall AUM of 34 bps equals the derived average weighted NCCF of $3.3b. Bps inflows Bps outflows $1.2 $(1.4) $(1.0) $1.6 $3.0 $3.2 $1.0 $3.3 $(1.0) $3.6 $3.1 $3.8 $(0.2) $(2) $- $2 $4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 $4.5 $(4.4) $1.1 $10.0 $11.6 $8.6 $5.8 $16.5 $(3.0) $18.4 $19.1 $20.0 $11.3 $(5) $- $5 $10 $15 $20 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 ___________________________________________________________

│ ($0.7) $0.8 ($0.7) ($0.4) ($2.5) ($0.4) $2.6 $3.2 $2.6 $1.8 $0.0 $0.0 $0.2 $0.3 ($0.2) $0.1 $0.2 $0.4 $1.3 $0.7 $(3) $(2) $(1) $- $1 $2 $3 $4 $5 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Net Client Cash Flows Breakdown 7 AUM Net Client Cash Flows (“NCCF”) - by Asset Class Revenue Impact of NCCF - by Asset Class $B $M $3.6 $(1.0) $3.1 $3.8 $(0.2) $(3.0) $18.4 $19.1 $20.0 $11.3 Total NCCF Total Revenue Impact(2) (1) Average fee rate represents the average blended fee rate on overall assets for each asset class for the three months ended March 31, 2015. (2) Annualized revenue impact of net flows represents the difference between annualized management fees expected to be earned on new accounts and net assets contributed to existing accounts, less the annualized management fees lost on terminated accounts or net assets withdrawn from existing accounts, including equity-accounted Affiliates. Annualized revenue is calculated by multiplying the annual gross fee rate for the relevant account by the net assets gained in the account in the event of a positive flow or the net assets lost in the account in the event of an outflow. U.S. Equity Global/non-U.S. Equity Fixed Income Alternative, Real Estate & Timber Avg. Fee Rate (bps)(1) 24 22 42 43 ($2.1) $1.5 ($1.6) ($0.9) ($4.0)($0.2) $13.9 $18.6 $13.0 $10.7 ($0.4) $0.9 $0.7 $0.1 ($0.6) ($0.3) $2.1 $1.4 $7.8 $5.2 $(5) $- $5 $10 $15 $20 $25 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 ___________________________________________________________

│ • OMAM uses revenue-weighted performance as its primary investment metric ‒ Ties investment performance to business performance ‒ Reflects percent of management fee revenue in products outperforming their benchmarks (1) • OMAM also uses equal-weighted performance as it considers earlier stage products that may grow to have significant impact • Asset-weighted performance is broadly used across the industry 43% 58% 64% 0% 20% 40% 60% 80% 100% 1-Year 3-Year 5-Year 48% 52% 64% 84% 94% 55% 57% 82% 88% 0% 20% 40% 60% 80% 100% 1-Year 3-Year 5-Year 66% 76% 88% 83% 89% 75% 55% 70% 77% 0% 20% 40% 60% 80% 100% 1-Year 3-Year 5-Year 63% 66% 78% 77% 93% 68% Competitive Investment Performance (1) Excludes revenue in products which are not benchmarked; includes management fee revenue from equity-accounted Affiliates in the analysis. (2) Data as of March 31, 2015. (3) Revenue-Weighted: Calculates each strategy’s percentage weight by taking its estimated composite revenue over total composite revenues in each period, then sums the total percentage of strategies outperforming. (4) Equal-Weighted (>$100m): Each strategy over $100m has the same weight, then sums the total percentage of strategies outperforming. (5) Asset-Weighted: Calculates each strategy’s percentage weight by taking its composite AUM over total composite AUM in each period, then sums the total percentage of strategies outperforming. Commentary Equal-Weighted (>$100m) (2)(4) Asset-Weighted (2)(5) Revenue-Weighted (2)(3) % outperformance vs. benchmark % outperformance vs. benchmark % outperformance vs. benchmark Q4’14 Q4’14 Q4’14 Q1’14 Q1’14 Q1’14 Products representing ≥ 70% of revenue outperforming on a 3- and 5-year basis 8 ___________________________________________________________

│ Financial Highlights – Q1 2015 9 • Q1’15 Economic Net Income up 15% to $37 million from $32 million in Q1’14 ‒ Positive impact of repurchase of Affiliate equity in Q4’14 offset by public company expense, interest and higher effective tax rate • ENI Revenue increase of 15% to $163 million from $142 million in Q1’14 ‒ Average asset increase of approximately 12% drives a 13% rise in management fees to $157 million for Q1’15 ‒ Increase of Q1’15 asset yield to 34 bps driven by flows and market appreciation in higher yielding assets ‒ Performance fees of $3.6 million compared to $0.4 million in Q1’14 • Scale achieved with expense growth of 14% to $103 million from $90 million ‒ Core operating expenses up 12% to $53 million (excludes commissions and public company expense) ‒ Variable compensation up 11% to $43 million, but falls to 42% of earnings before variable compensation ‒ Total public company expense (including operating and variable comp) of approximately $1.9 million in Q1 ‒ Key ENI expense ratios in line with expectations • ENI Operating margin (before Affiliate key employee distributions) increases to 37% from 36% ‒ Public company expenses negatively impact operating margin by approximately 1.2% in Q1 • Adjusted EBITDA rises 20% to $53.5 million from $44.4 million in Q1’14 • Long term debt of $177 million represents 0.8x Adjusted EBITDA ‒ Net interest expense of $0.9 million in Q1’15 Please see definitions and additional notes. ___________________________________________________________

│ $199 $208 $216 $218 $222 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Quarterly AUM Growth and Higher Fee Rates Drive Increases in Revenue and Profit 10 (1) ENI Revenue consists of management fees, performance fees, and other income, which primarily consists of earnings of our equity-accounted Affiliates. (2) ENI Operating Margin represents ENI operating margin before Affiliate key employee distributions. This is a non-GAAP efficiency measure, calculated based on earnings after variable compensation divided by ENI Revenue. (3) ENI per share is calculated as Economic Net Income divided by total diluted shares outstanding. ENI per share reflects pro forma shares outstanding in periods prior to Q4’14. (4) Includes fees for Equity-Accounted Affiliates. Pre-tax ENI Average AUM ENI Revenue (1) $M $0.27 $0.28 $0.31 $0.39 $0.31 $0.00 $0.10 $0.20 $0.30 $0.40 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Fee Rate (Basis Points)(4) $B $M % Change Q1’14 to Q1’15: 15% Performance Fees ENI Operating Margin(2) ENI Per Share(3) % Change Q1’14 to Q1’15: 12% $142 $149 $156 $155 $160 $142 $151 $159 $184 $163 $0 $50 $100 $150 $200 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 % Change Q1’14 to Q1’15 : 15% $43 $48 $49 $63 $51 $0 $10 $20 $30 $40 $50 $60 $70 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 % Change Q1’14 to Q1’15: 18% 33.7 33.5 33.1 32.9 34.0 20.0 25.0 30.0 35.0 40.0 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 36% 38% 38% 41% 37% 0% 7% 14% 21% 28% 35% 42% Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 ___________________________________________________________

│ Key Drivers of Financial Performance 11 Economic Net Income (“ENI”) reflects the underlying economic earnings of the business (1) See slide 18 for a reconciliation of GAAP to ENI. Attractive revenue growth: High quality, recurring management fees Financial Highlights (1) Expense control: Scale benefits in operating expenses and variable compensation partially offset by public company expenses Affiliate equitization complete: Benefit from repurchase of Affiliate equity in Q4’14 Lower tax rate: Estimated to be 27-30% 2 3 4 1 ___________________________________________________________ Three Months Ended March 31, $M 2015 2014 Management fees $156.9 $138.6 18.3$ 13.2% Performance fees 3.6 0.4 3.2 800.0% Other income, incl. equity-accounted Affiliates 2.8 2.5 0.3 12.0% Total ENI revenue 163.3 141.5 21.8 15.4% Less: Total ENI operating expenses (59.5) (51.2) 8.3 16.2% Earnings before variable compensation 103.8 90.3 13.5 15.0% Less: Variable compensation (43.4) (39.2) 4.2 10.7% Earnings after variable compensation 60.4 51.1 9.3 18.2% Operating Margin 37% 36% Less: Affiliate key employee distributions (8.5) (8.1) 0.4 4.9% Earnings after Affiliate key employee distributions 51.9 43.0 8.9 20.7% Net interest (expense) income (0.9) 0.1 (1.0) - Pre-tax economic net income 51.0 43.1 7.9 18.3% Economic net income $37.3 $32.5 4.8$ 14.8% Growth Q-O-Q

│ Management Fee Growth Driven by Higher Fee Global/Non-U.S. Assets and Alternatives(1) 12 (1) Figures in parenthesis represent the percent of the total respective bar. (2) Equity-Accounted Affiliates’ net revenue included in other income. 1 $199 $222 $0 $45 $90 $135 $180 $225 Q1 2014 Q1 2105 Gross Management Fee Revenue by Asset Class Average AUM and Fee Rate by Asset Class $165 $186 $0 $50 $100 $150 $200 Q1 2014 Q1 2015 $M 16% 8% 15% 8% U.S. Equity Global/non-U.S. Equity Fixed Income Alternative, Real Estate & Timber Avg. Fee Rate (bps) $B Avg. AUM % Change 13% 11% 16% 7% % Change Avg. AUM: Less: Equity Accounted Affiliates: Avg. AUM excl. Equity Accounted Affiliates: ($26.1) ($29.3) $199.2 $222.3 $173.1 $193.0 Gross Mgmt. Fee Revenue: Less: Revenue from Equity Accounted Affiliates (2): Revenue excl. Equity Accounted Affiliates (ENI Mgmt Fee Revenue): ($26.7) ($29.5) $165.3 $186.4 $138.6 $156.9 24.3 42.5 22.3 42.1 24.4 42.1 21.7 43.2 % Change: 12% % Change: 13% $86 (38%) $74 (37%) $86 (39%) $14 (7%) $15 (7%) $31 (16%) $35 (16%) $51.8 (28%) $77.7 (47%) $89.3 (48%) $7.6 (5%) $8.2 (4%) $31.9 (19%) $37.1 (20%) $48.1 (29%) $80 (40%) 33.7 34.0 ___________________________________________________________

│ Moderate Core Expense Growth Creates Operating Leverage in Business 13 (1) Represents Management Fee Revenue. 2 Total ENI Operating Expenses • Total ENI operating expenses reflect Affiliate operating expenses, Center expenses, and key initiatives, including Global Distribution (excluding variable compensation) • Q1’15 core operating expense ratio at 34.0% of management fees is improved from the year-ago period • Public company operating expense of $1.5 million in Q1’15 likely to continue at approximately $6 million annual rate throughout 2015 Commentary (1) (1) (1) ___________________________________________________________ Q1'15 Q4'14 Q1'14 Q-O-Q Q-O-Q $M % of MFs $M % of MFs $M % of MFs Q1'15 vs. Q4'14 Q1'15 vs. Q1'14 Fixed compensation and benefits $33.2 21.2% $31.4 20.7% $30.3 21.9% 6% 10% G&A expenses (excl. sales based commissions) 18.6 11.9% 23.2 15.3% 16.1 11.6% (20%) 16% Depreciation and amortization 1.6 1.0% 1.7 1.1% 1.4 1.0% (6%) 14% Core operating expense subtotal 53.4 34.0% 56.3 37.1% 47.8 34.5% (5%) 12% Sales based commissions 4.6 2.9% 4.7 3.1% 3.4 2.5% (2%) 35% Public company operating expenses 1.5 1.0% 2.2 1.4% - - (31%) N/A Total ENI operating expenses $59.5 37.9% $63.2 41.6% $51.2 36.9% (6%) 16%

│ Variable Compensation Scalable as the Business Grows 14 Please see definitions and additional notes. 3 Variable Compensation Commentary • Variable compensation typically awarded based on contractual percentage (e.g., ~25 – 30%) of each Affiliate’s ENI earnings before variable compensation, plus Center bonuses ‒ Affiliate variable compensation includes cash and equity provided through recycling ‒ Center variable compensation includes cash and OMAM equity • Lower Q1’15 Variable Compensation Ratio v. Q1’14 reflects enhanced scale at Center and certain Affiliates, offset by public company- related variable compensation and performance-fee related bonuses • Public company related variable compensation of approximately $0.4 million in Q1; likely to have a full-year 2015 impact of approximately $3 million related to new hires and 2015 – 2017 LTIP ___________________________________________________________ Q-O-Q Q-O-Q $M Q1'15 Q4'14 Q1'14 Q1'15 vs. Q4'14 Q1'15 vs. Q1'14 Cash variable compensation $38.4 $40.5 $35.7 (5.2%) 7.6% Add: Non-cash equity-based award amortization 5.0 5.4 3.5 (6.7%) 42.9% Variable compensation (per ENI Financials) $43.4 $45.9 $39.2 (5.4%) 10.7% Earnings before variable compensation $103.8 $121.2 $90.3 (14.4%) 15.0% Variable Compensation Ratio (VC as % of earnings before variable comp.) 41.8% 37.9% 43.4% 395 bps -160 bps Note: Public company related variable compensation (included above): 0.4 0.2 - 100.0% N/A

│ Q-O-Q Q-O-Q $M Q1'15 Q4'14 Q1'14 Q1'15 vs. Q4'14 Q1'15 vs. Q1'14 Earnings after variable compensation $60.4 $75.3 $51.1 (19.8%) 18.2% Less: Affiliate key employee distributions (8.5) (11.4) (8.1) (25.4%) 4.9% Earnings after Affiliate key employee distributions $51.9 $63.9 $43.0 (18.8%) 20.7% 14.1% 15.1% 15.9% -107 bps -178 bps Affiliate key employee distributions as % of earnings after variable comp. ("Distribution Ratio") Affiliate Key Employee Distributions Typically Will Grow In-Line With the Business 15 (1) For consolidated Affiliates 4 Affiliate Key Employee Distributions Commentary • Represents employees’ share of profit from their respective Affiliates, ranging from 15 – 35%, in some cases following an initial preference to OMAM(1) • Employee ownership levels projected to remain stable following the purchase and sale of certain Affiliate equity positions in 2014 • Employee distributions as a percentage of earnings after variable compensation unusually low in Q1’15 due to allocation of Q1’15 performance fees; full year ratio expected to be in line with previous expectation of approximately 16% B A ( / ) AB ___________________________________________________________

│ • $177 million drawn on OMAM’s $350 million revolving credit facility • Leverage ratio (Debt / EBITDA) of 0.8x well below 3.0x covenant limit • $147 million seed capital pool provided by Old Mutual plc—off balance sheet to OMAM • $0.08 quarterly interim dividend approved • Payable June 30 to shareholders of record as of June 12 • Reflects 25% payout rate • Dividends expected to be paid at the end of each quarter Strong Balance Sheet Provides Financial Flexibility 16 Please see definitions and additional notes. (1) Diluted shares expected to be approximately 120.6 million for Q2-Q4 2015, assuming no issuance of primary equity. Balance Sheet Capital Dividend • New fund consolidation guidance adopted by OMAM in 2015 results in removal of Consolidated Funds from GAAP balance sheet and income statement ($M ) March 31, 2015 (U.S. GAAP) Excluding Consolidated Funds (Non-GAAP) Including Consolidated Funds (U.S. GAAP) Assets Cash and cash equivalents 124.5$ 175.6$ 175.6$ Investment advisory fees receivable 154.7 165.1 161.1 Investments 155.0 149.3 149.3 Other assets 500.1 503.2 503.2 Assets of Consolidated Funds - - 6,783.7 Total assets 934.3$ 993.2$ 7,772.9$ Liabilities and stockholders' equity Accounts payable and accrued expenses 82.7$ 171.6$ 171.6$ Due to related parties 274.1 289.9 289.9 Notes payable to related parties 36.0 37.0 37.0 Third party borrowings 177.0 177.0 177.0 Other l iabil ities 301.4 281.2 281.2 Liabil ities of Consolidated Funds - - 4,258.8 Total liabilities 871.2 956.7 5,215.5 Total equity 63.1 36.5 2,557.4 Total liabilities and equity 934.3$ 993.2$ 7,772.9$ Shares outstanding: Basic 120.0 120.0 120.0 Diluted(1) 120.4 120.0 120.0 December 31, 2014 ___________________________________________________________

Appendix 17

│ $m 2015 2014 U.S. GAAP net income attributable to controlling interests $34.2 $10.3 Adjustments for restructuring & reorganization related to IPO: i. Non-cash notional parent corporate cost allocation - 0.8 ii. Intercompany interest expense - 16.4 iii. Co-investment (gain) - (0.8) Total restructuring and reorganization adjustments $0.0 $16.4 Adjustments to reflect the economic earnings of the Company: iv. Key employee-owned equity and profit interest revaluations 4.8 7.4 v. Amortization of goodwill and acquired intangibles - - vi. Discontinued operations and restructuring costs (0.2) 1.0 Total adjustment to reflect earnings of the Company $4.6 $8.4 Less: Tax effect of above adjustments (1.9) (2.6) Less: ENI tax normalization 0.4 - Economic net income after taxes $37.3 $32.5 March 31, Three Months Ended, Reconciliation: GAAP to ENI 18 (1) Tax-affected items for which adjustments are included in “Tax effect of above adjustments” line; taxed at 40.2% U.S. statutory rate (including state tax). 1 2 3 4 5 6 ENI Adjustments i. Exclude notional non-cash corporate cost allocations ii. Exclude interest expense historically paid to OM plc as the related debt was restructured in connection with the Offering and thereafter has been eliminated from consolidated results iii. Exclude historical mark-to-market co-investment gains and losses as co-investments and ongoing returns have been wholly allocated to OM plc in connection with the Offering v. Exclude non-cash expenses representing changes in the value of Affiliate equity and profit interests held by Affiliate key employees vi. Exclude amortization or impairment expenses related to acquired goodwill and other intangibles as they represent non-cash charges that do not result in an outflow of tangible economic benefits from the business vii. Exclude results of discontinued operations attributable to controlling interests as they are not part of the ongoing business, and restructuring costs incurred in continuing operations which represent an exit from a distinct product or line of business viii. Exclude one-off tax benefits or costs unrelated to current operations 1 2 3 4 5 6 7 7 (1) (1) (1) (1) ___________________________________________________________

│ $m 2015 2014 Economic Net Income $37.3 $32.5 Net interest (income) expense 0.9 (0.1) Depreciation and amortization 1.6 1.4 Tax on Economic Net Income 13.7 10.6 Adjusted EBITDA $53.5 $44.4 Three Months Ended, March 31, Reconciliation: ENI to Adjusted EBITDA 19 Please see definitions and additional notes. 1 2 3 Adjusted EBITDA Adjustments i. Exclude net interest (income) expense ii. Exclude depreciation and amortization iii. Exclude tax on economic net income 1 2 3 ___________________________________________________________

│ Definitions and Additional Notes 20 References to “OMAM” or the “Company” refer to OM Asset Management plc; references to the “Parent” or “Old Mutual” refer to Old Mutual plc; references to the “Offering” refer to the Company’s initial public offering dated October 8, 2014 and references to the “Prospectus” refer to the Company’s Prospectus dated as of that date; references to the “Reorganization” refer to the steps taken by OMAM’s Parent prior to the Offering to reorganize the ownership of the business, as described in the Company’s Prospectus. Economic Net Income The Company uses a non-GAAP performance measure referred to as economic net income (“ENI”) to represent its view of the underlying economic earnings of the business. ENI is used to make resource allocation decisions, determine appropriate levels of investment or dividend payout, manage balance sheet leverage, determine Affiliate variable compensation and equity distributions, and incentivize management. The Company’s ENI adjustments to U.S. GAAP include both reclassifications of U.S. GAAP revenue and expense items, as well as adjustments to U.S. GAAP results, primarily to exclude non-cash, non-economic expenses, or to reflect cash benefits not recognized under U.S. GAAP. The Company re-categorizes certain line items on the income statement to: • exclude the effect of Fund consolidation by removing the portion of Fund revenues, expenses and investment return which is not attributable to its shareholders; • include within management fee revenue any fees paid to Affiliates by Consolidated Funds, which are viewed as investment income under U.S. GAAP; • include the Company’s share of earnings from equity-accounted Affiliates within other income, rather than investment income; • treat sales-based compensation as a general and administrative expense, rather than part of fixed compensation and benefits; • identify separately, the fixed and variable components of compensation and benefits expense; and • identify separately as Affiliate distributions the component of U.S. GAAP compensation that represents earnings shared with Affiliate key employee equity and profit-interest holders. To reflect the Reorganization which took place at the time of the Offering, the Company has excluded: i. notional corporate cost allocations which are non-cash expenses that will not recur following the Offering; ii. interest expense historically paid to the Parent, as the related debt was restructured in connection with the Offering and has been eliminated from consolidated results; and iii. historic mark-to-market co-investment gains and losses, because these investments and ongoing returns thereon have been allocated wholly to Old Mutual plc in connection with the Offering. The Company also makes the following adjustments to U.S. GAAP results to more closely reflect its economic results by excluding: iv. non-cash expenses representing changes in the value of Affiliate equity and profit interests held by Affiliate key employees. These ownerships interests may in certain circumstances be repurchased by OMAM at a value based on a pre-determined fixed multiple of trailing earnings and as such this value is carried on the Company’s balance sheet as a liability. Non-cash movements in the value of this liability are treated as compensation expense under U.S. GAAP. However, any equity or profit interests repurchased by OMAM can be used to fund a portion of future variable compensation awards, resulting in savings in cash variable compensation that offset the negative cash effect of repurchasing the equity. v. non-cash amortization or impairment expenses related to acquired goodwill and other intangibles as these are non-cash charges that do not result in an outflow of tangible economic benefits from the business. vi. the results of discontinued operations attributable to controlling interests since they are not part of the Company’s ongoing business, and restructuring costs incurred in continuing operations which represent an exit from a distinct product or line of business. vii. deferred tax resulting from changes in tax law and expiration of statutes, adjustments for uncertain tax positions, deferred tax attributable to intangible assets and other unusual items not related to current operating results to reflect ENI tax normalization. The Company adjusts its income tax expense to reflect any tax impact of its ENI adjustments. Please see Slide 18 for a reconciliation of net income attributable to controlling interests to economic net income. Adjusted EBITDA Adjusted EBITDA is defined as economic net income before interest, income taxes, depreciation and amortization. The Company notes that its calculation of Adjusted EBITDA may not be consistent with Adjusted EBITDA as calculated by other companies. The Company believes Adjusted EBITDA is a useful liquidity metric because it indicates the Company’s ability to make further investments in its business, service debt and meet working capital requirements. Please see Slide 19 for a reconciliation of economic net income to Adjusted EBITDA.

│ Definitions and Additional Notes 21 Methodologies for calculating investment performance: Revenue-weighted investment performance measures the percentage of management fee revenue generated by Affiliate strategies which are beating benchmarks. It calculates each strategy’s percentage weight by taking its estimated composite revenue over total composite revenues in each period, then sums the total percentage of revenue for strategies outperforming. Equal-weighted investment performance measures the percentage of Affiliates’ scale strategies (defined as strategies with greater than $100 million of AUM) beating benchmarks. Each outperforming strategy over $100 million has the same weight; the calculation sums the number of strategies outperforming relative to the total number of composites over $100 million. Asset-weighted investment performance measures the percentage of AUM in strategies beating benchmarks. It calculates each strategy’s percentage weight by taking its composite AUM over total composite AUM in each period, then sums the total percentage of AUM for strategies outperforming. ENI Operating Margin before Affiliate key employee distributions ENI operating margin before Affiliate key employee distributions is a non-GAAP efficiency measure, calculated based on earnings after variable compensation divided by ENI revenue. ENI Operating Margin after Affiliate key employee distributions ENI operating margin after Affiliate key employee distributions is a non-GAAP efficiency measure, calculated based on earnings after Affiliate key employee distributions, divided by ENI revenue. U.S. GAAP operating margin U.S. GAAP operating margin equals operating income (loss) from continuing operations divided by total revenue. Consolidated Funds Prior to January 1, 2015, financial information presented in accordance with U.S. GAAP includes the results of consolidated pooled investment vehicles, or Funds, managed by our Affiliates, where it has been determined that these entities are controlled by the Company. Financial results which are “attributable to controlling interests” exclude the impact of Funds which are not attributable to our shareholders. Annualized Revenue Impact of Net Flows (NCCF) Annualized revenue impact of net flows represents the difference between annualized management fees expected to be earned on new accounts and net assets contributed to existing accounts, less the annualized management fees lost on terminated accounts or net assets withdrawn from existing accounts, including equity-accounted Affiliates. Annualized revenue is calculated by multiplying the annual gross fee rate for the relevant account by the net assets gained in the account in the event of a positive flow or the net assets lost in the account in the event of an outflow. Hard asset disposals Net flows include hard asset disposals made by OMAM’s Affiliates. This category is made up of investment-driven asset dispositions made by Heitman, a real estate manager, or Campbell, a timber manager. Derived Average Weighted NCCF Derived Average Weighted NCCF reflects the implied NCCF if annualized revenue represents asset flows at the weighted fee rate for OMAM overall (ie 34 bps in Q1’15). For example, NCCF annualized revenue impact of $11.3m divided by average weighted fee rate of OMAM’s overall AUM of 34bps equals the derived average weighted NCCF of $3.3b.